                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:               811-07358

Exact name of registrant as specified in charter: Duff & Phelps Utility &
                                                  Corporate Bond Trust Inc.


Address of principal executive offices:           55 East Monroe St
                                                  Suite 3600
                                                  Chicago, IL 60603


Name and address of agent for service:            Alan Meder, Chief Financial
                                                  Officer
                                                  55 East Monroe St.
                                                  Suite 3600
                                                  Chicago, IL 60603

Registrant's telephone number, including area code: 312-541-5555


Date of fiscal year end:                          12/31/03


Date of reporting period:                         06/30/03

Item 1 - Reports to Stockholders - [ INSERT REPORT ]

DEAR FELLOW SHAREHOLDERS:

YOUR FUND'S PERFORMANCE

     Fortunately, during the first half of 2003 equity investors were able to look beyond current economic uncertainty, both in the U.S. and abroad. They focused more on traditional fundamentals, producing respectable gains. For example, in the first half of the year, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Index (S&P) were up 9.00% and 11.75%, respectively, with dividends reinvested. In comparison, the Fund's first half common stock performance was 18.87%, with dividends reinvested. Based on a mid-year closing price of $15.09 and a dividend of $1.02 for the past twelve months, the common stock had an annual dividend yield of 6.75%.

     For the first half of 2003, fixed income returns benefited from the 30 basis point decline in U.S. Treasury yields in both two-year and ten-year maturities, and 22 basis points in thirty-year maturities. Not only did interest rates in general decline, but there was also significant outperformance of the credit sensitive sectors during the first half of the year, reflecting the markets focus on corporate profitability and balance sheets, rather than corporate malfeasance. Given the decline in yields in the fixed income sectors in general, and the corporate bond market in particular, the Lehman Brothers Aggregate Index had a positive first half total rate of return of 3.93%. In comparison, the first half Net Asset Value (NAV) performance for the Fund was 13.08%, as reported by Lipper, Inc.

ECONOMIC OVERVIEW

     In early 2003, the U.S. economy seemed poised to return to growth levels more characteristic of a recovery than the anemic Gross Domestic Product (GDP) of 1.4% at which the economy grew in the final quarter of 2002. Expansionary fiscal policy, as evidenced by potential tax cuts and increased military spending, continued accommodative monetary policy, effected by a 525 basis point drop in the Federal Funds rate starting in January of 2001, and absolute levels of term interest rates not seen in a generation, were in place to provide the backdrop for a more "typical" recovery. Though much of the requisite economic stimulus seemed to be in place, the situation in Iraq and the ongoing war against terrorism took the investment focus away from economic fundamentals. Anxiety over the duration and extent of the military action helped drive down consumer confidence, as measured by the Conference Board's Survey of Consumer Confidence, to levels not seen in almost 10 years. Adding to the lack of confidence caused by the geopolitical situation, was the near 6% U.S. unemployment rate, the highest in 10 years. Even the Federal Reserve appeared to signal a recognition of the significant uncertainty caused by the geopolitical situation, when at the March meeting it decided not to release a bias and announced no change in rates. Interest rates ended the quarter not far from where they began, exhibiting a significant amount of volatility during the quarter, as the yield on the 10-year U.S. Treasury traded within a 62 basis point range over the period.

     In the second quarter, fears of continued soft economic growth were realized when the final first quarter GDP of 1.4% was released. Inflation, as measured by the GDP Implicit Price Deflator, rose at an annualized rate of 2.4% for the first quarter of 2003. Even with the release of the first quarter deflator and the year over year Consumer Price Index running higher than 2%, deflation rhetoric heated up in the second quarter and the bond markets began to take notice. At the June meeting, the Federal Reserve reduced the Federal Funds target rate by 25 basis points to 1.0%, and indicated the risks to the economy were roughly equal. However, they recognized that the probability of a substantial fall in inflation exceeded that of a pickup of inflation from its current low level. By the end of the quarter, rates had fallen approximately 30 basis points in the intermediate portion of the U.S. Treasury yield curve.

ECONOMIC OUTLOOK

     As we look forward to the second half of 2003 and into 2004, we see the economy positioned for continued improvement. Though headwinds remain, including geopolitical uncertainty, slow global economic growth and a naggingly high U.S. unemployment rate, we are beginning to see signs that some of the uncertainties restraining economic growth over the last year are abating. Both monetary and fiscal policy continue to be stimulative, and there are few indications that Federal Reserve officials will need to reverse this posture any time soon. The strong gains in the equity market over the first half of the year should help reverse the downward trend in consumer confidence that had been restraining the recovery. Furthermore, we believe that improved corporate profitability, low borrowing costs, the positive effects of balance sheet deleveraging and better trends at the credit rating agencies have firmed the overall tone of the credit markets and should lead to solid investment returns for corporate bonds over the next six to twelve months.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open-market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16.

     We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries

Francis E. Jeffries, CFA
Chairman and President

                                 PROXY RESULTS

     An Annual Meeting of shareholders of the Duff & Phelps Utility and Corporate Bond Trust Inc. was held on May 20, 2003 and a subsequent meeting was held on May 27, 2003. The description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                                   SHARES VOTED      SHARES
                                                                       FOR         ABSTAINING
---------------------------------------------------------------------------------------------
1.   To elect four directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
         William N. Georgeson (2005)                                21,156,587       91,722
         Francis E. Jefferies (2006)                                21,156,922       91,387
         Geraldine M. McNamara (2005)                               21,127,382      120,927
         Eileen A. Moran (2006)                                     21,162,873       85,436
     Directors whose term of office continued beyond this meeting are as follows:
     E. Virgil Conway, William W. Crawford, Harry Dalzell-Payne, Philip R. McLoughlin,
     Everett L. Morris and Richard A. Pavia.
---------------------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23C of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

                             ADDITIONAL INFORMATION

     Effective June 16, 2003, Daniel J. Petrisko, was named Portfolio Manager of the Fund, replacing Dennis Cavanaugh, who retired. Mr. Petrisko is a senior vice president and a senior portfolio manager on the fixed income team at Duff & Phelps Investment Management Co. He has over 18 years of investment experience and has been a member of the Fund's management team since 1997.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            - LONG-TERM INVESTMENTS--133.8%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS(A)--16.5%
            Federal National Mortgage Association,
 $ 2,649      8.00%, 10/01/30.....................................  Aaa       AAA        $   2,848,157
   3,880      7.00%, 12/01/31.....................................  Aaa       AAA            4,087,279
            Government National Mortgage Association
            Pass-Through Certificates,
     278      7.00%, 3/15/26......................................  Aaa       AAA              293,407
     721      7.50%, 5/15/26......................................  Aaa       AAA              766,394
     547      8.00%, 11/15/30.....................................  Aaa       AAA              589,591
     454      8.00%, 2/15/31......................................  Aaa       AAA              490,150
            U.S. Treasury Bonds,
  40,000      10.375%, 11/15/12...................................  Aaa       AAA           53,295,320
                                                                                         -------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (cost $56,739,558)..................................                          62,370,298
                                                                                         -------------
            BONDS--117.3%
            AUTO & TRUCK--3.3%
   7,250    Ford Motor Company,
              9.215%, 9/15/21.....................................  Baa1      BBB            7,542,371
   5,000    General Motors Corporation,
              8.10%, 6/15/24......................................  Baa1      BBB            4,864,850
                                                                                         -------------
                                                                                            12,407,221
                                                                                         -------------
            BROADCASTING & PUBLISHING--2.0%
   6,550    Continental Cablevision, Inc.,
              9.50%, 8/01/13......................................  Baa3      BBB            7,554,724
                                                                                         -------------
            FINANCIAL--28.5%
   5,000    CIT Group Inc.,
              5.625%, 5/17/04.....................................  A2        A              5,165,995
   7,000    Countrywide Capital I,
              8.00%, 12/15/26.....................................  Baa1      BBB+           7,944,181
   5,000    John Deere Capital Corp.,
              3.125%, 12/15/05....................................  A3        A-             5,147,480

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            FINANCIAL (CONTINUED)
 $13,000    Ford Motor Credit Company,
              7.60%, 8/01/05......................................  A3        BBB        $  13,964,678
            General Motors Acceptance Corporation,
   5,000      6.38%, 1/30/04......................................  A3        BBB            5,132,500
   5,000      7.75%, 1/19/10......................................  A3        BBB            5,388,035
  10,000    Great Western Financial Trust II,
              8.206%, 2/01/27.....................................  Baa1      BBB-          11,526,250
  16,000    Household Finance Corp.,
              8.00%, 7/15/10......................................  A1        A             19,876,176
  10,000    KeyCorp Institution Capital B,
              8.25%, 12/15/26.....................................  A3        BBB           12,108,950
  10,000    NationsBank Capital Trust IV,
              8.25%, 4/15/27......................................  Aa3       A-            12,190,740
   7,500    Verizon Global Funding Corp.,
              7.375%, 9/01/12.....................................  A2        A+             9,166,800
                                                                                         -------------
                                                                                           107,611,785
                                                                                         -------------
            INDUSTRIAL--34.3%
  10,065    Amerada Hess Corp.,
              5.30%, 8/15/04......................................  Baa3      BBB           10,448,758
   5,000    Archer-Daniels-Midland Company,
              8.125%, 6/01/12.....................................  A1        A+             6,388,130
   3,450    Fort James Corporation,
              9.25%, 11/15/21.....................................  Ba2       BB+            3,484,500
            Georgia Pacific Corp.,
  10,000      9.625%, 3/15/22.....................................  Ba3       BB+            9,950,000
   3,000      8.625%, 4/30/25.....................................  Ba3       BB+            2,820,000
   5,000    International Paper Co.,
              3.80%, 4/01/08(b)...................................  Baa2      BBB            5,107,615
   5,000    Occidental Petroleum Corporation,
              9.25%, 8/01/19......................................  Baa2      BBB+           7,118,935
  10,000    Sears Roebuck and Co.,
              9.375%, 11/01/11....................................  Baa1      BBB+          11,239,530

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            INDUSTRIAL (CONTINUED)
 $ 5,000    Sun Company, Inc.,
              9.00%, 11/01/24.....................................  Baa2      BBB        $   6,257,975
            Tele-Communications, Inc.,
   5,275      10.125%, 4/15/22....................................  Baa3      BBB            7,503,883
   3,200      9.875%, 6/15/22.....................................  Baa3      WR             4,373,440
   5,000    Time Warner Entertainment Company, L.P.,
              8.875%, 10/01/12....................................  Baa1      BBB+           6,536,865
   5,000    Time Warner Inc.,
              9.15%, 2/01/23......................................  Baa1      BBB+           6,339,500
  10,000    Trans-Canada Pipelines Limited,
              9.875%, 1/01/21.....................................  A2        A-            14,603,070
  10,000    USX Corporation,
              9.125%, 1/15/13.....................................  Baa1      BBB+          13,218,590
  12,500    Weyerhaeuser Co.,
              6.75%, 3/15/12......................................  Baa2      BBB           14,213,812
                                                                                         -------------
                                                                                           129,604,603
                                                                                         -------------
            TELEPHONE--17.2%
  10,500    AT&T Corp.,
              8.35%, 1/15/25......................................  Baa2      BBB+          11,216,446
  10,000    Bell Canada Inc.,
              9.50%, 10/15/10.....................................  A3        A             12,930,310
  12,000    Deutsche Telekom International Finance,
              8.50%, 6/15/10......................................  Baa3      BBB+          14,764,620
   5,000    MCI Communications Corp.,
              8.25%, 1/20/23(c)...................................  WR        NR             3,831,250
   5,000    New York Telephone Co.,
              8.625%, 11/15/10....................................  A2        A+             6,230,085
  10,125    Sprint Corp.,
              9.25%, 4/15/22......................................  Baa3      BBB-          12,489,856
  11,000    WorldCom Inc.
              6.50%, 5/15/04(c)...................................  WR        NR             3,272,500
                                                                                         -------------
                                                                                            64,735,067
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2003
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            UTILITIES--ELECTRIC--32.0%
 $10,000    Boston Edison Co.,
              7.80%, 3/15/23......................................  A1        A          $  10,413,450
  10,000    CalEnergy Company, Inc.,
              8.48%, 9/15/28......................................  Baa3      BBB-          13,220,850
  17,438    ComEd Financing II,
              8.50%, 1/15/27......................................  Baa2      BBB           20,350,530
   6,000    Dayton Power & Light Co.,
              8.15%, 1/15/26......................................  A2        BBB            6,254,100
  10,000    Dominion Resources, Inc.,
              8.125%, 6/15/10.....................................  Baa1      BBB+          12,412,450
   5,000    DTE Energy Co.,
              6.00%, 6/01/04......................................  Baa2      BBB            5,190,875
  10,000    Duke Energy Corporation,
              7.375%, 3/01/10.....................................  Baa1      BBB+          11,763,870
  10,000    Hydro-Quebec,
              7.50%, 4/01/16......................................  A1...     A+            13,230,140
  10,000    Pacific Gas & Electric Co.,
              8.25%, 11/01/22.....................................  B3        CCC           10,362,500
  10,000    Progress Energy, Inc.,
              7.10%, 3/01/11......................................  Baa2      BBB           11,654,190
   5,000    PSE&G Power LLC,
              7.75%, 4/15/11......................................  Baa1      BBB            5,976,770
                                                                                         -------------
                                                                                           120,829,725
                                                                                         -------------
            TOTAL BONDS (cost $418,587,043)...........................................     442,743,125
                                                                                         -------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $475,326,601).......................................................     505,113,423
                                                                                         -------------
            Liabilities, less cash and other assets--(33.8%)..........................    (127,745,871)
                                                                                         -------------
            NET ASSETS--100%..........................................................   $ 377,367,552
                                                                                         =============

--------------------------------------------------------------------------------
(a) AAA ratings on U.S. government and agency obligations are assumed because they are not rated.

(b) A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1.3% of net assets.

(c) Security is in default and is non-income producing.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2003
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $475,326,601)...................  $505,113,423
Cash........................................................     5,875,533
Interest receivable.........................................     8,937,503
Receivable for common stock reinvestments...................       233,224
Other assets................................................        66,993
                                                              ------------
     Total assets...........................................   520,226,676
                                                              ------------
LIABILITIES
Commercial paper (Note 5)...................................   142,473,980
Investment advisory fee payable (Note 2)....................       218,571
Administrative fee payable (Note 2).........................        47,763
Accrued expenses and other liabilities......................       118,840
                                                              ------------
     Total liabilities......................................   142,859,154
                                                              ------------
NET ASSETS..................................................  $377,367,522
                                                              ============
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,586,283 shares issued and outstanding (Note 7).........  $    265,863
Additional paid-in capital..................................   363,601,942
Distribution in excess of net investment income.............   (10,514,277)
Accumulated net realized loss on investment transactions....    (5,772,828)
Net unrealized appreciation on investments..................    29,786,822
                                                              ------------
NET ASSETS..................................................  $377,367,522
                                                              ============
Net asset value per share of common stock:
  ($377,367,522 / 26,586,283 shares of common stock issued
     and outstanding).......................................  $      14.19
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income...........................................  $15,476,618
                                                              -----------
EXPENSES
  Investment advisory fees (Note 2).........................    1,250,096
  Administrative fees (Note 2)..............................      269,295
  Directors' fees and expenses..............................      151,515
  Commercial paper fees.....................................      145,095
  Professional fees.........................................      104,287
  Commissions expense--commercial paper.....................       71,411
  Commitment fees (Note 5)..................................       71,374
  Transfer agent fee and expenses...........................       70,052
  Custodian fees and expenses...............................       25,924
  Reports to shareholders...................................       18,931
  Registration fees.........................................       17,781
  Other.....................................................        9,693
                                                              -----------
  Total operating expenses..................................    2,205,454
  Interest expense--commercial paper (Note 5)...............    1,054,106
                                                              -----------
     Total expenses.........................................    3,259,560
                                                              -----------
     Net investment income..................................   12,217,058
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions..............   (5,219,924)
  Net change in unrealized appreciation/depreciation on
     investments............................................   37,336,828
                                                              -----------
     Net realized and unrealized gain on investments........   32,116,904
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $44,333,962
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received......................................  $ 17,936,839
     Expenses paid..........................................    (2,307,909)
     Interest expense paid..................................    (1,288,665)
     Purchase of long-term portfolio investments............   (55,831,851)
     Proceeds from sale of long-term portfolio
       investments..........................................    49,935,580
     Net proceeds from sales in excess of purchases of
       short-term portfolio investments.....................     2,300,000
                                                              ------------
     Net cash provided from (used for) operating
       activities...........................................    10,743,994
                                                              ------------
Cash flows used for financing activities:
     Net cash provided from commercial paper................     2,790,744
     Cash dividends paid to shareholders....................   (12,089,620)
                                                              ------------
     Net cash used for financing activities.................    (9,298,876)
                                                              ------------
Net increase in cash........................................     1,445,118
     Cash at beginning of period............................     4,430,415
                                                              ------------
     Cash at end of period..................................  $  5,875,533
                                                              ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $ 44,333,962
                                                              ------------
     Increase in investments................................   (17,592,271)
     Net realized gain on investments transactions..........     5,219,924
     Net change in unrealized appreciation/depreciation on
       investments..........................................   (37,336,828)
     Decrease in receivable for investments sold............    15,636,750
     Decrease in interest receivable........................       819,471
     Increase in other assets...............................       (43,456)
     Decrease in interest payable...........................      (234,559)
     Decrease in accrued expenses and other liabilities.....       (58,999)
                                                              ------------
        Total adjustments...................................   (33,589,968)
                                                              ------------
Net cash provided from (used for) operating activities......  $ 10,743,994
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED             FOR THE
                                                       JUNE 30, 2003       YEAR ENDED
                                                        (UNAUDITED)     DECEMBER 31, 2002
                                                       -------------    -----------------
OPERATIONS
  Net investment income..............................  $ 12,217,058       $ 26,133,298
  Net realized gain (loss) on investment
     transactions....................................    (5,219,924)         5,322,553
  Net change in unrealized appreciation/depreciation
     on investments..................................    37,336,828         (9,571,504)
                                                       ------------       ------------
  Net increase in net assets resulting from
     operations......................................    44,333,962         21,884,347
                                                       ------------       ------------
DIVIDENDS TO SHAREHOLDERS
  From net investment income.........................   (13,528,659)       (25,973,129)
  In excess of net investment income.................            --           (908,518)
                                                       ------------       ------------
                                                        (13,528,659)       (26,881,647)
CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance
     of 104,525 shares and 236,790 shares of Common
     Stock, respectively.............................     1,431,273          3,014,720
                                                       ------------       ------------
  Total increase (decrease) in net assets............    32,236,576         (1,982,580)
NET ASSETS
  Beginning of period................................   345,130,946        347,113,526
                                                       ------------       ------------
  End of period......................................  $377,367,522       $345,130,946
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                             FOR THE
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                 FOR THE YEAR ENDED DECEMBER 31,
                                              2003         ----------------------------------------------------
                                           (UNAUDITED)       2002     2001(2)      2000       1999       1998
                                           -----------     --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....   $  13.03       $  13.23   $  12.64   $  12.54   $  14.79   $  14.48
                                            --------       --------   --------   --------   --------   --------
  Net investment income(1)...............       0.46           0.99       0.96       0.98       1.06       1.06
  Net realized and unrealized gain (loss)
    on investments transactions..........       1.21          (0.17)      0.65       0.17      (2.13)      0.43
                                            --------       --------   --------   --------   --------   --------
  Net increase (decrease) from investment
    operations...........................       1.67           0.82       1.61       1.15      (1.07)      1.49
                                            --------       --------   --------   --------   --------   --------
Dividends from net investment income.....      (0.51)         (1.02)     (1.02)     (1.05)     (1.18)     (1.18)
                                            --------       --------   --------   --------   --------   --------
Net asset value, end of period(3)........   $  14.19       $  13.03   $  13.23   $  12.64   $  12.54   $  14.79
                                            ========       ========   ========   ========   ========   ========
Per share market value, end of
  period(3)..............................   $  15.09       $  13.16   $  13.21   $  12.75   $11.5625   $ 15.375
                                            ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(4)...............      19.00%          7.91%     11.90%     20.41%    (18.32)%    15.24%
RATIOS TO AVERAGE NET ASSETS(5)
Operating expenses.......................       1.82%(6)       2.16%      3.07%      4.02%      3.26%      3.13%
Operating expenses (excluding commercial
  paper expenses)........................       1.07%(6)       1.04%      1.02%      1.04%      1.01%      0.91%
Net investment income....................       6.81%(6)       7.84%      7.35%      7.98%      7.84%      7.26%
SUPPLEMENTAL DATA
Portfolio turnover.......................          7%            27%        10%        15%        17%        10%
Net assets, end of period (000)..........   $377,368       $345,131   $347,114   $329,178   $326,176   $384,807
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of
  period (000)...........................   $143,000       $140,500   $143,000   $143,000   $143,000   $143,000
Average daily amortized cost of
  commercial paper outstanding (000).....   $141,623       $141,657   $141,686   $141,152   $141,157   $141,063
Asset coverage per $1,000 at end of
  period.................................   $  3,638       $  3,455   $  3,440   $  3,294   $  3,268   $  3,684

------------------------------------
(1) Based on average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets from 7.99% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Net asset value and market value are published in The Wall Street Journal each Monday.

(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.

(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

(6) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2003 (UNAUDITED)

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund (the "Board"). The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities on the open market. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board.

     Debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and discounts, is recorded on the accrual basis.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with the Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners, Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator").

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are fulltime employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the six months ended June 30, 2003, the Fund had purchases of $55,831,851 and sales of $34,195,731 of investment securities, other than short-term investments. For the six months ended June 30, 2003, the Fund had sales of $12,900,000 of U.S. Government securities.

     The cost of investments of the Fund for federal income tax purposes was $486,124,532. The net unrealized appreciation aggregated $18,988,891 of which $31,723,254 related to appreciated securities and $12,734,363 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     As of June 30, 2003, there were no securities loaned.

NOTE 5.  COMMERCIAL PAPER

     As of June 30, 2003, $143,000,000 of commercial paper was outstanding with an amortized cost of $142,473,980. The average discount rate of commercial paper outstanding at June 30, 2003 was 1.32%. The average daily

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

balance of commercial paper outstanding for the six months ended June 30, 2003 was $141,623,188 at a weighted average discount rate of 1.52%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance.
     During the six months ended June 30, 2003 there were no borrowings under this agreement.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions to be paid for the year ending December 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows.

                       12/31/2002    12/31/2001
                       ----------    ----------
Distributions paid
  from:
  Ordinary income....  $26,881,647   $26,658,900
                       -----------   -----------
Total Taxable
  Distributions......  $26,881,647   $26,658,900
                       -----------   -----------

     As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary
  income--net.................   $  3,569,687
Undistributed long-term
  capital gains--net..........   $          0
                                 ------------
Total undistributed
  earnings....................   $  3,569,687
Capital loss carryforward.....       (552,904)*
Unrealized
  gains/(losses)--net.........    (20,322,369)**
                                 ------------
Total accumulated earnings/
  (losses)....................   $(17,305,586)
                                 ============

---------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $552,904, which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book and tax differences in the accrual of income on securities in default and other temporary differences.

NOTE 7.  CAPITAL

     Of the 26,586,283 shares of common stock outstanding at June 30, 2003, Phoenix Investment Partners Ltd. owned 19,070 shares.

NOTE 8.  SUBSEQUENT DIVIDENDS

     Subsequent to June 30, 2003, the Board of Directors of the Fund declared a dividend of $.085 per share payable on July 31, 2003 to shareholders of record on July 15, 2003.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     Certain statements in this Semi-Annual Report constitute forward looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual operations, results or performance to differ materially from those expressed in or implied by the forward looking statements. Consequently, no assurance can be given as to future operations, results, levels of activity or performance, and neither the Fund nor any other person assumes any responsibility for the accuracy and completeness of the forward looking statements in this Semi-Annual Report.

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS

Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS

Francis E. Jeffries
President & Chief Executive Officer

Daniel J. Petrisko
Vice President & Portfolio Manager

Alan Meder
Treasurer

Richard J. Wirth
Secretary

INVESTMENT ADVISER

Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

CUSTODIAN AND TRANSFER AGENT

The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                BOND TRUST INC.

                              (DUFF & PHELPS LOGO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2003

Item 2 - Code of Ethics - Not required in this filing

Item 3 - Audit Committee Financial Expert - Not required in this filing

Item 4 - Principal Accountant Fees and Services - Not required in this filing

Item 5 - Reserved

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in this filing

Item 8 - Reserved

Item 9 - Controls and Procedures

     (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

     (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

     (a) Code of Ethics - Not required in this filing

     (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act - Attached hereto

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Duff & Phelps Utility and Corporate Bond Trust, Inc.

     By: /s/ Alan M. Meder
        -------------------------
         Alan M. Meder,
         Treasurer & Principal Financial and Accounting Officer of Duff & Phelps Utility and Corporate Bond Trust, Inc.

     Date: August 26, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By: /s/ Francis E. Jeffries
        ----------------------------------
         Francis E. Jeffries,
         President & Chief Executive Officer of
         Duff & Phelps Utility and Corporate Bond Trust, Inc.


     Date: August 26, 2003

     By: /s/  Alan M. Meder
        -----------------------------
         Alan M. Meder,
         Treasurer & Principal Financial and Accounting Officer of Duff & Phelps Utility and Corporate Bond Trust, Inc.

     Date August 26, 2003


     Attached hereto as an exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.